UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

200 Pine Street, Suite 400, San Francisco, CA 94104
Tel: 415.371.8300 • Fax: 415.371.8311
https://jaguar.health
August 29, 2022
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, September 30, 2022, at 8:30 a.m., local time.
At the Special Meeting you will be asked to (i) approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 150,000,000 shares to 298,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares, (ii) approve, for purposes of Nasdaq Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to SynWorld Technologies Corporation (“SynWorld”) pursuant to that certain License and Services Agreement, dated June 28, 2022, by and among the Company, SynWorld, C&E Telecom, LTD and Tao Wang, as amended (the “License Agreement”), (iii) approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon the exchange of a royalty interest previously issued by the Company to an accredited investor, and (iv) approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals (i), (ii) and (iii).
It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may submit a proxy to have your shares voted on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Submission of proxies over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.
Sincerely,
Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held September 30, 2022
NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, September 30, 2022, at 8:30 a.m., local time, for the following purposes:
1.   Approving an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 150,000,000 shares to 298,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares (Proposal 1);
2.   Approving, for purposes of Nasdaq Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to SynWorld Technologies Corporation (“SynWorld”) pursuant to that certain License and Services Agreement, dated June 28, 2022, by and among the Company, SynWorld, C&E Telecom, LTD and Tao Wang, as amended (the “License Agreement”) (Proposal 2);
3.   Approving, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon the exchange of a royalty interest previously issued by the Company to an accredited investor (Proposal 3); and
4.   Approving a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3 (Proposal 4).
Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on August 26, 2022 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.
By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
August 29, 2022
Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on August 26, 2022 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on
September 30, 2022. The proxy materials are available at
https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT PROXIES TO HAVE YOUR SHARES VOTED ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMITTED A PROXY BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).
JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
To Be Held September 30, 2022
GENERAL INFORMATION ABOUT THE SPECIAL MEETING
We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at a Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. The Special Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, September 30, 2022, at 8:30 a.m., local time.
When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.
The Securities and Exchange Commission (“SEC”) rules require us to deliver our proxy materials by mail to all of our stockholders of record as of August 26, 2022 (the “Record Date”). Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about August 26, 2022. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
The date on which the Special Meeting of Stockholders, this Proxy Statement, and the form of proxy card or voting instruction form are first being sent or given to stockholders is on or about September 2, 2022.
GENERAL INFORMATION ABOUT VOTING
Record Date
As of August 26, 2022, the record date for the Special Meeting (the “Record Date”), 119,861,066 shares of our voting common stock, par value $0.0001 per share (the “Common Stock”), and ten shares of our Series E Preferred Stock, par value $0.0001 per share (the “Series E Preferred Stock”), were issued and outstanding. Only holders of record of our Common Stock or Series E Preferred Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. In addition, as of August 26, 2022, there were 2,120,786 shares of our non-voting common stock outstanding, but these shares will have no voting rights with respect to any of the proposals being considered at the Special Meeting. Each share of non-voting common stock is convertible into one-three thousand one hundred fiftieth (1/3,150th) of a share of Common Stock at the election of the holder thereof.
The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s voting common stock and does not include the Company’s convertible non-voting common stock.
Voting, Quorum and Revocability of Proxies
Each share of Common Stock entitles the holder of record thereof to one vote. Each share of Series E Preferred Stock entitles the holder of record thereof to 750,000,000 votes as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series E Preferred Stock (the “Certificate of Designation”); provided, that, such shares of Series E Preferred Stock are only entitled to vote on Proposal 1, and any votes cast by holders of the Series E Preferred Stock are required to be voted in the same proportion as shares of Common Stock are voted on Proposal 1 (excluding any shares of Common Stock that affirmatively abstain or are otherwise not voted). As an example, if the holders of 50.5% of the outstanding Common Stock voted at the Special Meeting are voted for Proposal 1, then 50.5% of the votes cast by the holders of the Series E Preferred Stock shall be cast for the Proposal 1. No other securities are entitled to be voted at the Special Meeting. Each stockholder holding Common Stock or Series E Preferred Stock may vote in person or by proxy. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting and any adjournment or postponement thereof (except as otherwise described below). Holders of record of shares of Series E Preferred Stock have the right to vote only on Proposal 1. Holders of Common Stock and Series E Preferred Stock will vote on Proposal 1 together as a single class.
Stockholders have no right to cumulative voting as to any matter. The presence, in person or represented by proxy, of both (i) holders of one third (1/3) in voting power of the capital stock of the Company outstanding on the Record Date and entitled to vote at the Special Meeting and (ii) holders of one third (1/3) of the shares of capital stock of the Company outstanding on the Record Date and entitled to vote at the Special Meeting (including one third (1/3) of the total number of shares of Common Stock) will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked “ABSTAIN,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders present in person or by proxy and entitled to vote on the adjournment may adjourn such meeting from time to time until a quorum is obtained.
Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. If you submit your proxy via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. For Proposals 1, 2, 3 and 4, you may vote “FOR” or “AGAINST” or you may “ABSTAIN.”
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Special Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from your bank, broker or other financial intermediary, as the record holder, giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting in person provided that you present proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, along with a form of photo identification.
Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.
You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Special Meeting or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock who are not holders of record and wish to change their voting direction should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to make that change.
The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a proxy validly executed and delivered by a holder of Common Stock, the shares represented by such proxy will be voted: (i) “FOR” Proposal 1 which is the approval of the amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 150,000,000 shares to 298,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares (provided that, in the case of a proxy validly executed and delivered proxy by a holder of Series E Preferred Stock, such proxy will be voted in the same proportion as shares of Common Stock are voted on Proposal 1); (ii) “FOR” Proposal 2 which is the approval of, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to SynWorld Technologies Corporation (“SynWorld”) pursuant to that certain License and Services Agreement, dated June 28, 2022, by and among the Company, SynWorld, C&E Telecom, LTD and Tao Wang, as amended (the “License Agreement”); (iii) “FOR” Proposal 3 which is the approval of, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon the exchange of a royalty interest previously issued by the Company to an accredited investor; and (iv) “FOR” Proposal 4 which is the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals (i), (ii) and (iii).
We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $6,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.
Broker Voting
Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Special Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.
The proposal to approve the amendment to the COI to increase the number of authorized shares of Common Stock (Proposal 1) and the proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3 (Proposal 4) are considered routine matters and brokers will be permitted to vote in their discretion on such matters on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Special Meeting. In contrast, the proposal to approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to SynWorld pursuant to that certain License Agreement (Proposal 2), and the proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon the exchange of a royalty interest previously issued by the Company to an accredited investor (Proposal 3) are not considered “routine” matters and brokers do not have discretionary authority to vote on behalf of clients on such matters.
Required Vote
Proposal 1 — Amendment to the COI to Increase the Number of Authorized Shares of Common Stock from 150,000,000 Shares to 298,000,000 Shares
With respect to the proposal to approve an amendment to the COI to increase the number of authorized shares of Common Stock from 150,000,000 shares to 298,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares (Proposal 1), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 1 is governed by Delaware law, the COI and our Amended and Restated Bylaws, as amended (the “Bylaws”) and is the affirmative vote of the holders of a majority of the voting power of the Common Stock and Series E Preferred Stock of the Company as of the Record Date, present in person or represented by proxy at the Special Meeting and entitled to vote. As a result, abstentions will be considered in determining whether a quorum is present but will have the same effect as a vote against Proposal 1. Proposal 1 is also subject to our Board of Directors’ authority to abandon such amendment to the COI as set forth elsewhere in this Proxy Statement.
Proposal 2 — Issuance of shares of Common Stock Pursuant to the License Agreement for Purposes of Nasdaq Listing Rules 5635(b) and 5635(d)
With respect to the proposal to approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of the Common Stock to SynWorld pursuant to the License Agreement, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of the votes cast on such proposal by the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.
Proposal 3 — Issuance of Shares of Common Stock Upon Exchange of a Royalty Interest for Purposes of Nasdaq Listing Rule 5635(d)
With respect to the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock upon the exchange, from time to time at Company’s discretion, of all or any portion of a royalty interest previously issued by the Company to an accredited investor, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of the votes cast on such proposal by the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.
Proposal 4 — Adjournment
With respect to the proposal to approve one or more adjournments the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 4 is governed by Delaware law, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.
NO DISSENTERS’ RIGHTS
The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), which was filed on March 11, 2022, as revised or supplemented by our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022, which was filed on August 22, 2022.
Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.
All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of our Common Stock and Series E Preferred Stock as of August 26, 2022 for:
•
each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of August 26, 2022, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage of beneficial ownership is based on (i) 119,861,066 shares of Common Stock, (ii) 2,120,786 shares of non-voting common stock (convertible into 673 shares of voting common stock) as of August 26, 2022, and (iii) 10 shares of Series E Preferred Stock outstanding as of August 26, 2022.
Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.
VOTING COMMON STOCK
Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Streeterville Capital LLC(1)	11,500,000	9.59%
Josh Mailman(2)	8,614,138	7.19%
Named executive officers and directors:
Lisa A. Conte(3)	571,645	*
Steven R. King, Ph.D.(4)	178,779	*
Jonathan S. Wolin(5)	138,131	*
Ian Wendt(6)	77,175	*
James J. Bochnowski(7)	364,347	*
Jonathan B. Siegel(8)	125,568	*
John Micek III(9)	73,305	*
Anula Jayasuriya(10)	—	*
All current executive officers and directors as a group (8 persons)(11)	1,528,950	1.28%

*
Less than 1%.

(1)
As reported on Schedule 13G filed on August 26, 2022. The address for the reporting entity is 303 East Wacker Drive, Suite 1040, Chicago, IL 60601.

(2)
As reported on Schedule 13G filed on January 11, 2022. The address for the reporting person is 208 Ponce de Leon Ave Ste 1600, San Juan, Puerto Rico 00918.

(3)
Represents (i) 7,978 shares of Common Stock (ii) 551,167 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to August 26, 2022, and (iii) Bridge Warrants exercisable in 12,500 shares of Common Stock. The weighted average exercise price of the 551,167 stock options is $13.94.

(4)
Represents (i) 2 shares of Common Stock, and (ii) 178,777 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to August 26, 2022. The weighted average exercise price of the 178,777 stock options is $14.46.

(5)
Represents 138,131 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to August 26, 2022. The weighted average exercise price of the 138,131 stock options is $4.98.

(6)
Represents 77,175 shares of Common Stock issuable to Mr. Wendt under stock options that are exercisable or will become exercisable in the 60 days subsequent to August 26, 2022. The weighted average exercise price of the 77,175 stock options is $3.60.

(7)
Represents (i) 60,682 shares of Common Stock, (ii) 110,362 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to August 26, 2022, and (iii) Series 1, Series 2, and Bridge Warrants exercisable into 193,303 shares of Common Stock. The weighted average exercise price of the 110,362 stock options is $19.06.

(8)
Represents (i) 4,616 shares of Common Stock, (ii) 107,274 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to August 26, 2022, and (iii) Series 1, Series 2, and Bridge Warrants exercisable into 13,678 shares of Common Stock. The weighted average exercise price of the 107,274 stock options is $7.03.

(9)
Represents 73,305 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to August 26, 2022. The weighted average exercise price of the 73,305 stock options is $15.57.

(10)
Dr. Jayasuriya was granted 128,851 restricted stock units under the Company’s 2014 Stock Incentive Plan (“Plan”) on July 2, 2022 contingent upon the Company having sufficient authorized shares of Common Stock under the Plan on or before June 30, 2023. Such restricted stock units will vest in full on the one-year anniversary of the grant date, subject to Dr. Jayasuriya’s continuous service through such vesting date.

(11)
See footnotes (3 – 10).

SERIES E PREFERRED STOCK
Name of Beneficial Owner	Number of Shares of Series E Preferred Stock	Percentage Ownership
SynWorld Technologies Corporation(a)	Ten	100%

(a)
The Series E Preferred Stock is held of record by SynWorld Technologies Corporation (“SynWorld”). The principal address of SynWorld is 15 Sunny Rose Crt. Whitby, Ontario L1R 1V8, Canada.

PROPOSAL 1 — APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
At the Special Meeting, holders of our Common Stock will be asked to approve an amendment to the COI to increase the number of authorized shares of Common Stock from 150 million shares to 298 million shares and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares (the “Amendment”). The Amendment is set forth on the Certificate of Sixth Amendment to the COI, which is attached hereto as Annex A and is incorporated by reference into this Proxy Statement. The text of Annex A, other than the language amending the first paragraph of Article IV of the COI, remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the increase in our authorized shares of Common Stock to 298 million shares.
Background
The COI currently authorizes us to issue a total of 150,000,000 shares of common stock, $0.0001 par value, 50,000,000 shares of non-voting common stock, $0.0001 par value, and 4,475,074 shares of preferred stock, $0.0001 par value. The Board has approved, and is seeking stockholder approval of, an amendment to the COI to implement an increase in the number of shares of authorized Common Stock from 150,000,000 shares to 298,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares.
Of the 150,000,000 shares of Common Stock currently authorized by the COI, as of August 26, 2022, 119,861,739 shares are issued and outstanding, 563,108 shares are reserved for issuance upon exercise of existing stock purchase warrants, 5,818,731 shares are reserved for future issuance under existing equity incentive awards, 124,441 shares are available for grant under the Company’s 2014 Stock Incentive Plan, and 381,794 shares are available for grant under the Company’s Inducement Award Plan. Therefore, we currently have less than 15.5% of our total authorized shares of Common Stock available for future issuance.
The Board of Directors has unanimously determined that the Amendment is advisable, subject to exercising its discretion not to implement as disclosed below, and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment, including granting the Board of Directors the right to abandon the amendment. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), we are hereby seeking approval of the Amendment by our stockholders.
Even if Proposal 1 is approved at the Special Meeting, the Board reserves the right to elect not to proceed with and abandon the Amendment if circumstances change and it determines, in its sole discretion at any time prior to the effectiveness of the Amendment, that this proposal is no longer in the best interests of our stockholders. If the Board determines that it is advisable and in the Company’s best interests to change the number of authorized shares of our Common Stock other than an increase to 298 million authorized shares of Common Stock, the Board would have to approve such amendment to the COI changing the number of authorized shares of our Common Stock and submit such amendment to the stockholders of the Company for approval prior to the Company implementing any such change in the number of authorized shares of our Common Stock.
No changes to the COI are being proposed with respect to the number of authorized shares of non-voting common stock or preferred stock. Other than the proposed increase in the number of authorized shares of Common Stock and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of Common Stock to be authorized pursuant to the proposed amendment will be of the same class of Common Stock as is currently authorized under the COI.
Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to the COI to increase the number of authorized shares of Common Stock, and we will not independently provide stockholders with any such rights.
Reasons for the Amendment
The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will benefit us by providing the shares needed to raise additional capital to execute our business plan as well as improving our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings involving Common Stock or securities convertible into or exercisable for Common Stock (“equity-linked securities”) including refinancings of current or future indebtedness involving the issuance of Common Stock or equity-linked securities, acquisition or strategic joint venture transactions involving the issuance of Common Stock or equity-linked securities, grants of Common Stock and equity-linked securities to the Company’s current and future employees and consultants, or for other general purposes that the Board may deem advisable from time to time. We are seeking approval for the Amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking approval for additional authorized Common Stock at another special meeting of the stockholders could deprive us of the ability to take advantage of potential opportunities.
Without an increase in the number of authorized shares of Common Stock, we may be constrained in our ability to raise capital, may not be able to fund our operations, and may lose important business opportunities, which could adversely affect our financial performance and growth. In addition, our future success depends upon our ability to attract, retain and motivate highly skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals.
In determining the size of the proposed authorized share increase, the Board considered a number of factors, including the amount of capital needed to fund our operations, the potential terms needed to raise additional capital including the potential issuance of warrants to purchase Common Stock associated with equity financings and that over a number of years we may potentially need additional shares in connection with future equity transactions, acquisitions or other strategic transactions. If the stockholders do not approve this proposal, then we believe that we will not have the needed additional shares available to raise the capital to undertake the transactions described above, including but not limited to raising additional capital that we believe we may need in the future to execute our business plan, and there is an enhanced risk that we may default on our debt covenants in the future.
Potential Effects of the Amendment
The proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on the rights of our existing stockholders. The Board will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.
It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our Common Stock could dilute the earnings per share and book value per share of our outstanding Common Stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effect, the proposal to increase the authorized Common Stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company.
The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have preemptive rights with respect to our Common Stock. Therefore, should the Board determine to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.
Effectiveness of Amendment
If the vote of the Company’s stockholders required to approve the Amendment set forth in this Proposal 1 is obtained and the Board does not abandon the Amendment, we will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board determines in its sole discretion. If the vote of the Company’s stockholders required to approve the Amendment set forth in this Proposal 1 is not obtained, the Amendment will not become effective and the number of authorized shares of our Common Stock will remain at 150,000,000 shares of Common Stock until a subsequent amendment authorizing a different number of authorized shares of Common Stock is approved by the stockholders of the Company.
Background on our Series E Preferred Stock
On August 18, 2022, we entered into a securities purchase agreement with SynWorld, pursuant to which we issued 10 shares of Series E Preferred Stock to SynWorld for gross proceeds of $100 (the “Preferred Issuance Transaction”). The shares of Series E Preferred Stock have an original issue price of $10 per share. The terms of the Series E Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series E Preferred Stock filed with the State of Delaware (“DE SOS”) and effective on August 18, 2022, as corrected by a certificate of correction (the “Certificate of Correction”) filed by the Company with the DE SOS on August 22, 2022 (collectively, the “Certificate of Designation”).
The shares of Series E Preferred Stock do not have any voting rights except with respect to Proposal 1 presented at this Special Meeting and at any adjournments or postponements thereof, or otherwise as required by law or as set forth in the Certificate of Designation. Shares of Series E Preferred Stock are only entitled to vote on Proposal 1, and any votes cast by holders of the Series E Preferred Stock are required to be voted in the same proportions as shares of Common Stock are voted on Proposal 1 (excluding any shares of Common Stock that affirmatively abstain or are otherwise not voted).
Each holder of record of our Series E Preferred Stock is entitled to 750,000,000 votes per share of Series E Preferred Stock, or an aggregate of 7,500,000,000 votes for all of the issued and outstanding shares of Series E Preferred Stock as of the Record Date; provided, that, such shares of Series E Preferred Stock are only entitled to vote on Proposal 1, and any votes cast by the holders of Series E Preferred Stock are required to be voted in the same proportion as shares of Common Stock are voted on Proposal 1 (excluding any shares of Common Stock that affirmatively abstain or are otherwise not voted). As an example, if the holders of 50.5% of the outstanding Common Stock voted at the Special Meeting are voted for Proposal 1, then 50.5% of the votes cast by the holders of the Series E Preferred Stock shall be cast for Proposal 1.
The shares of Series E Preferred Stock are outstanding as of the Record Date. Within three business days following the approval or rejection of Proposal 1 by our stockholders, the Company will redeem all of the issued and outstanding shares of Series E Preferred Stock for an aggregate of $100.
The foregoing description of the Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed as an exhibit to our Current Report on Form 8-K filed with the SEC on August 23, 2022.
Required Vote of Stockholders
To approve the increase in the number of authorized shares of Common Stock, the affirmative vote of the holders of a majority of the voting power of the Common Stock and Series E Preferred Stock of the Company as of the Record Date, voting together as a single class, is required.
Effect of Abstentions
Because approval of Proposal 1 is based on the affirmative vote of a majority of the voting power of the Common Stock and Series E Preferred Stock of the Company, abstentions will be counted for purposes of establishing quorum, and if a quorum is present, will have the same effect as a vote “AGAINST” this proposal with respect to any abstaining shares.
However, you should be aware that the Series E Preferred Stock has 750,000,000 votes per share on Proposal 1 and votes of the shares of Series E Preferred Stock, when cast, are required to be voted in the same proportion as the aggregate shares of Common Stock that are voted on Proposal 1 (excluding any shares of Common Stock that affirmatively abstain or are otherwise not voted). Although a failure to vote or affirmatively abstaining will therefore have the same effect of voting your shares of Common Stock against Proposal 1, it will not impact how the Series E Preferred Stock is voted because a failure to vote or an abstention is disregarded when determining how the Series E Preferred Stock will be voted on Proposal 1.

Only shares of Common Stock affirmatively voted against Proposal 1 will have the effect of causing the percentage of the votes cast by the Series E Preferred Stock to be voted against Proposal 1 to increase proportionately. Accordingly, if you prefer that Proposal 1 not be approved, you should cast your vote against Proposal 1 rather than abstaining or failing to vote.
The Board has unanimously approved and declared advisable the Amendment set forth in this Proposal 1 and unanimously recommends that the stockholders of the Company vote “FOR” the Amendment set forth in this Proposal 1.

PROPOSAL 2 — APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE LICENSE AND SERVICES AGREEMENT
At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to SynWorld pursuant to the License Agreement. All per share dollar figures included in this Proposal 2 are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.
Background
License and Services Agreement
On June 28, 2022, the Company entered into a License and Services Agreement with SynWorld, C&E Telecom, LTD, and Tao Wang, pursuant to which (i) the Company (A) granted SynWorld an exclusive license to commercialize a canine-specific pharmaceutical product utilizing crofelemer as its active drug substance, which product is marketed in the United States under the trademark Canalevia® and Canalevia-CA1 (“Product”), for the treatment, prevention or amelioration of diarrhea in dogs (the “Licensed Indication”) in the People’s Republic of China, excluding Hong Kong (the “Licensee Territory”), and (B) engaged SynWorld as a service provider to prepare, submit and obtain regulatory approval of the Product for the Licensed Indication in the Licensee Territory on behalf of the Company (the “Services”) and (ii) SynWorld committed to purchasing up to $5 million worth of unregistered shares of Common Stock of the Company over the initial two-year term of the License Agreement (the “Subscription Shares”). The purchase price for each Subscription Share (the “Purchase Price”) will be the Minimum Price (as defined below) of the Common Stock at the time of issuance, provided in no event will the price per Subscription Share be less than $0.31, which was the Minimum Price as of the date of the License Agreement (the “Floor Price”).
As consideration for the Services to be provided by SynWorld under the License Agreement, the Company will pay SynWorld a service fee of up to $5 million, payable in monthly installments in the form of unregistered shares of Common Stock over the initial two-year term of the License Agreement (the “Service Shares”). For purposes of calculating the number of shares issuable to SynWorld, the price per Service Share will be equal to the Minimum Price of the Common Stock at the time of such issuance, provided in no event will the price per Service Share be less than the Floor Price.
Unless stockholder approval is obtained, under no circumstances will the number of shares of Common Stock issued by the Company under the License Agreement (i) exceed 19.99% of the total shares outstanding of the Company as of the date of the License Agreement or (ii) result in the total number of shares of Common Stock held by SynWorld and its affiliates exceeding 19.99% of total shares outstanding of the Company at any given time, in each case.
On August 18, 2022 (the “License Amendment Effective Date”), as further consideration for the Preferred Stock Issuance, the Company and SynWorld entered into an amendment to the License Agreement (the “First License Amendment”). Pursuant to the First License Amendment, (i) the effective price per share of each Service Share shall be the Minimum Price, provided that such price shall in no event be less than (A) $0.25 per share, if such shares are issued prior to the six-month anniversary of the License Amendment Effective Date, and (B) the Floor Price, if such shares are issued on or after the six-month anniversary of the License Amendment Effective Date, and (ii) all of the Subscription Shares and Service Shares issuable to SynWorld under the License Agreement are subject to lock-up restrictions and are not tradeable by SynWorld until expiry of the 90-day period following the issuance of any of such Subscription Shares or Service Shares by the Company to SynWorld.
The foregoing descriptions of the License Agreement and the First License Amendment are not complete and are qualified in their entirety by reference to the License Agreement and the First License Amendment, which are filed as exhibits to our Current Reports on Form 8-K filed with the SEC on June 29, 2022, and August 23, 2022.
Stockholder Approval Requirements
We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(b) and 5635(d).

Because the Company’s Common Stock is listed on the Nasdaq Stock Market (“Nasdaq”), the Company is subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.
Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is also required prior to a 20% Issuance (as defined below) at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.
Because the Services that SynWorld is providing to the Company under the License Agreement do not have a determinable value, Nasdaq has taken the position that both the Service Shares and the Subscription Shares issuable to SynWorld under the License Agreement could be deemed to be at a discount to the Minimum Price. On June 28, 2022, the date of the License Agreement, there were 84,854,794 shares of Common Stock issued and outstanding. Accordingly, our issuance of more than 16,962,473 shares under the License Agreement requires approval of our stockholders under Nasdaq Listing Rules 5635(b) and (d).
Impact of Stockholder Approval
Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(b) and 5635(d). If stockholder approval is not obtained, the Company will be limited in its ability to issue Service Shares to pay SynWorld for the Services and raise capital through the issuance of Subscription Shares under the License Agreement.
Dilution and Potential Adverse Impact of this Proposal
The issuance of Service Shares and Subscription Shares to SynWorld pursuant to the License Agreement will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon such purchase. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of Services Shares and Subscription Shares could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.
For illustration purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued pursuant to the License Agreement based on three hypothetical prices. The number of shares issuable will correspondingly increase or decrease depending on the actual price per share.
	Scenario A	Scenario B	Scenario C
Hypothetical Price per Share(1)	$0.23	$0.29	$0.35
Hypothetical Aggregate Outstanding Amount of Total Purchase Price(2)	$10,000,000	$10,000,000	$10,000,000
Total Number of Shares Issuable	50,683,870	49,047,088	42,857,142

(1)
Per the terms of the License Agreement, as amended, (i) the effective price for each Subscription Share issuable under the License Agreement will in no event be less than $0.31 per share and (ii) the effective price for each Service Share issuable under the License Agreement will in no event be less than the Minimum Price (as defined under Nasdaq Listing Rule 5635(d)) as of the date of such issuance, provided that the effective price per share of each Service Share shall not be less than (A) $0.25 per share, if such shares are issued prior to the six-month anniversary of the License Amendment Effective Date, and (B) the Floor Price, if such shares are issued on or after the six-month anniversary of the License Amendment Effective Date.
(2)
$10 million aggregate outstanding amount of total purchase price consists of (i) up to $5 million worth of Service Shares and (ii) up to $5 million worth of Subscription Shares issuable by the Company to SynWorld pursuant to the License Agreement.

Required Vote of Stockholders
To approve the issuance of shares of Common Stock to SynWorld pursuant to the License Agreement (this Proposal 2), the affirmative vote of the holders of a majority of votes cast by holders of shares of our Common Stock, in person or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and the COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting and holders of one third (1/3) of the shares of capital stock issued and outstanding and entitled to vote at the Special Meeting (including one third (1/3) of the total number of shares of Common Stock) be present in person or represented by proxy to constitute a quorum at the Special Meeting.
The Board unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to authorize the issuance, pursuant to Nasdaq Listing Rules 5635(b) and 5635(d), of shares of Common Stock to SynWorld pursuant to that certain License and Services Agreement, dated June 28, 2022, by and among the Company, SynWorld, C&E Telecom, LTD and Tao Wang, as amended.

PROPOSAL 3 — APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXCHANGE OF A ROYALTY INTEREST
At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock upon exchange, from time to time at Company’s discretion, of all or any portion of that certain royalty interest previously issued by the Company to an accredited investor. All per share dollar figures included in this Proposal 3 are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.
Background
Royalty Financing
On August 24, 2022, the Company entered into a royalty interest purchase agreement (the “Royalty Purchase Agreement”) with an accredited investor (the “Royalty Investor”), pursuant to which the Company sold a royalty interest (the “Royalty Interest”) entitling the Royalty Investor to receive future royalties on sales of certain of the Company’s products and certain up-front license fees and milestone payments from licensees and/or distributors (the “Royalty Repayment Amount”) in a private placement transaction in reliance upon the exemption from securities registration under by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to use the proceeds to support advancement of research activities associated with its pipeline, including the Company’s lead product candidate, crofelemer, for cancer therapy-related diarrhea, and general corporate purposes. Interest accrues on the Royalty Repayment Amount at a rate of 5% per annum from the date on which the Royalty Investor delivers the purchase price under the Royalty Purchase Agreement to the Company (the “Purchase Price Date”) until the one-year anniversary of the Purchase Price Date and 10% per annum thereafter until the Royalty Repayment Amount is paid in full. The Company is obligated to make minimum royalty payments on a monthly basis beginning on a specified date (the “Minimum Royalty Payment Start Date”). Pursuant to the terms of the Royalty Interest, the Company has the right to exchange from time to time at the Company’s sole discretion all or any portion of the Royalty Interest for shares of Common Stock at a price per share equal to the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) as of the date of the applicable exchange (the “Exchange Price”). The key terms of the Royalty Interest is summarized below:
Issuance Date:	August 24, 2022
Royalty Repayment Amount as of August 24, 2022:	$12 million
Interest Rate:	5% per annum from the Purchase Price Date until the one-year anniversary of the Purchase Price Date and 10% per annum thereafter until the Royalty Repayment Amount is paid in full, simple interest computed on the basis of a 360-day year comprised of 12 30-day months
Royalty Payment Start Date:	January 1, 2024
Monthly Minimum Royalty Payment Amount:	The greater of (A) $250,000 (which increases to $400,000 beginning July 1, 2024, $600,000 beginning January 1, 2025, and $750,000 beginning July 1, 2025) and (B) the royalty payments to which the Royalty Investor is entitled, consisting of (1) 10% of the Company’s net sales of crofelemer for any indications that could cannibalize crofelemer indications or any other chronic indication (including any improvements, modifications and follow-on products, collectively, the “Included Products”), (2) 10% of worldwide revenues related to upfront licensing fees and milestone payments from licensees and/or distributors and (3) 50% of royalties collected from licenses of the Included Products to third parties.
The foregoing descriptions of the Royalty Purchase Agreement and the Royalty Interest are not complete and are qualified in their entirety by reference to the Royalty Purchase Agreement and the Royalty Interest, respectively, which will be filed as exhibits to a Current Report on Form 8-K with SEC.
Stockholder Approval Requirements
Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).
The issuance of shares of Common Stock to the Royalty Investor upon the exchange of the Royalty Interest could result in the issuance of shares of Common Stock to the Royalty Investor that represents more than 20% of our Common Stock or 20% of the voting power outstanding prior to the issuance of the Royalty Interest.
On August 24, 2022, there were 118,527,801 shares of our Common Stock issued and outstanding. Accordingly, our issuance of more than 23,693,707 shares under the Royalty Interest requires the approval of our stockholders under Nasdaq Listing Rule 5635(d).
As a result, in order to enhance the Company’s overall capitalization and retain maximum flexibility to repay the Royalty Interest in shares of Common Stock, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d) for the issuance to the Royalty Investor of shares of Common Stock, from time to time at the Company’s discretion upon exchange of the Royalty Interest at the Exchange Price. If this proposal is approved, we will not solicit further authorization from our stockholders prior to any exchange of the Royalty Interest pursuant to the terms thereof.
Impact of Stockholder Approval
If stockholders do not approve this proposal, shares of our Common Stock may not be issued in exchange transactions with the Royalty Investor with respect to the Royalty Interest in excess of the Exchange Cap, unless and until stockholder approval of this proposal is obtained.
Dilution and Potential Adverse Impact of this Proposal
The exchange of all or any portion of the Royalty Interest for shares of our Common Stock will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exchange of the Royalty Interest. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock upon exchange of the Royalty Interest could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

Because of the effective share price for any future exchange would be the Exchange Price as of the time of such exchange, the exact magnitude of the dilutive effect of future exchange transactions cannot be conclusively determined but may be material to our current stockholders. By way of example, based on an assumed effective Exchange Price of $0.23 per share (the closing price on August 25, 2022) (the “Assumed Exchange Price”), and assuming that the full $12 million aggregate outstanding amount of the Royalty Interest as of August 25, 2022 is exchanged for shares, up to a maximum of 52,173,913 shares of our Common Stock would be issuable upon exchange of the Royalty Interest (without giving effect to any interest accrued beyond August 25, 2022). Based on the shares of our Common Stock outstanding as of August 25, 2022, the shares issued upon exchange of the Royalty Interest in full would represent approximately 30.4% of our outstanding Common Stock (after giving effect to such exchanges). The exchange price in connection with future exchanges could be materially lower than the Assumed Exchange Price, which could have a significant dilutive effect on our current stockholders.
For illustration purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued upon exchange of the outstanding balance of the Royalty Interest based on three hypothetical exchange prices, assuming that all $12 million outstanding amount of Royalty Interest is exchanged into shares. The number of shares issuable will correspondingly increase or decrease depending on the actual exchange price for the Royalty Interest.
	Scenario A	Scenario B	Scenario C
Hypothetical Exchange Price	$0.23	$0.29	$0.35
Hypothetical Aggregate Outstanding Amount of Royalty Interest	$12,000,000	$12,000,000	$12,000,000
Total Number of Shares Issued Upon Full Exchange of Royalty Interest	52,173,913	41,379,310	34,285,714
Required Vote of Stockholders
To approve the issuance of shares of Common Stock upon the exchange of all or a portion of the Royalty Interest from time to time at the Company’s sole discretion (this Proposal 3), the affirmative vote of the holders of a majority of votes cast by holders of shares of Common Stock present in person or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting and holders of one third (1/3) of the shares of capital stock issued and outstanding and entitled to vote at the Special Meeting (including one third (1/3) of the total number of shares of Common Stock) be present in person or represented by proxy to constitute a quorum at the Special Meeting.
The Board unanimously recommends that the stockholders vote “FOR” Proposal No. 3 to authorize the issue, pursuant to Nasdaq Listing Rule 5635(d), shares of Common Stock upon exchange of a royalty interest previously issued pursuant to the terms of such royalty interest.

PROPOSAL 4 — APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES
Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock, present in person or represented by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to approve one or more adjournments of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2 and 3. The chairperson will have the discretion to decide whether or not to submit this Proposal 4 to the stockholders.
Required Vote of Stockholders
To approve the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2 and 3, the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and the COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting and holders of one third (1/3) of the shares of capital stock issued and outstanding and entitled to vote at the Special Meeting (including one third (1/3) of the total number of shares of Common Stock) be present in person or by proxy to constitute a quorum at the Special Meeting.
The Board unanimously recommends that the stockholders vote “FOR” Proposal 4 to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal 1, 2 and 3.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING
In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2023 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before January 19, 2023. The board of directors has not determined the date of the 2023 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2022 Annual Meeting of Stockholders.
Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2023 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than February 10, 2023 and no later March 12, 2023, in accordance with our bylaws. If the date of the 2023 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after June 10, 2023, then such proposals must be received not earlier than the 120th day prior to the 2023 Annual Meeting and not later than the ninetieth (90th) day prior to 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2023 Annual Meeting of Stockholders is first made, as set forth in our Bylaws.
AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K
Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
LIST OF THE COMPANY’S STOCKHOLDERS
A list of our stockholders as of August 26, 2022, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.
If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:
1.
If your shares are registered in your own name, please contact our transfer agent by writing to them at American Stock Transfer & Trust Company, LLC, 6201 15th Ave., Brooklyn, NY 11219 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing help@astfinancial.com.

2.
If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
August 29, 2022

ANNEX A
CERTIFICATE OF SIXTH AMENDMENT TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
JAGUAR HEALTH, INC.
Jaguar Health, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:
1.   The name of the Corporation is Jaguar Health, Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 6, 2013, under the name Jaguar Animal Health, Inc.
2.   This Certificate of Sixth Amendment to the Third Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Third Amended and Restated Certificate of Incorporation.
3.   The amendment to the existing Third Amended and Restated Certificate of Incorporation being effected hereby is as follows:
a.   Delete the first paragraph of Article IV in its entirety and substitute in its place the following:
“The total number of shares of stock that the Corporation shall have authority to issue is Three Hundred Fifty Two Million Four Hundred Seventy Five Thousand Seventy Four (352,475,074) shares, consisting of (i) Two Hundred Ninety Eight Million (298,000,000) shares of common stock, $0.0001 par value per share (“Common Stock”), (ii) Fifty Million (50,000,000) shares of convertible non-voting common stock, $0.0001 par value per share (“Non-Voting Common Stock”), and (iii) Four Million Four Hundred Seventy Five Thousand Seventy Four (4,475,074) shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”
4.   This Certificate of Sixth Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective immediately upon filing with the Delaware Secretary of State.
****

A-1

IN WITNESS WHEREOF, Jaguar Health, Inc. has caused this Certificate of Sixth Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by [                      ], its [         ], this [•] day of [•], 2022.
JAGUAR HEALTH, INC.
A Delaware corporation
By:

Name:
Title:
A-2

SPECIAL MEETING OF STOCKHOLDERS OF JAGUAR HEALTH, INC.September 30, 2022 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.IN PERSON - You may vote your shares in person by attending the Special Meeting.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.00030003003030001000 1093022 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1.Approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 150,000,000 shares to 298,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares.2.Approve, for purposes of Nasdaq Rule 5635(b) and 5635(d), the issuance of shares of Common Stock to SynWorld Technologies Corporation ("SynWorld") pursuant to that certain License and Services Agreement, dated June 28 2022, by and among the Company, SynWorld Technologies Corporation, C&E Telecom, LTD and Tao Wang.3.Approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon the exchange of a royalty interest previously issued by the Company to an accredited investor.4.Approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. This proxy when properly executed will be voted as directed herein by the undersigned stockholder.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

SPECIAL MEETING OF STOCKHOLDERS OF JAGUAR HEALTH, INC. September 30, 2022 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, proxy statement and proxy card are available at https://jaguarhealth.gcs-web.com/financial-information/annual-reports Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided.00030003003030001000 1093022 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1.Approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 150,000,000 shares to 298,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 204,475,074 shares to 352,475,074 shares.2.Approve, for purposes of Nasdaq Rule 5635(b) and 5635(d), the issuance of shares of Common Stock to SynWorld Technologies Corporation ("SynWorld") pursuant to that certain License and Services Agreement, dated June 28 2022, by and among the Company, SynWorld Technologies Corporation, C&E Telecom, LTD and Tao Wang.3.Approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon the exchange of a royalty interest previously issued by the Company to an accredited investor.4.Approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. This proxy when properly executed will be voted as directed herein by the undersigned stockholder.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

2022 Special Meeting Admission Ticket Special Meeting of Jaguar Health, Inc. Stockholders Friday, September 30, 2022, 8:30 a.m. Local Time 200 Pine Street, Suite 400 San Francisco, CA 94104 Upon arrival, please present this admission ticket and photo identification at the registration desk. 0 JAGUAR HEALTH, INC. Proxy for Special Meeting of Stockholders on September 30, 2022 Solicited on Behalf of the Board of Directors Lisa Conte and Carol Lizak, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of
Stockholders of JAGUAR HEALTH, INC. to be held on September 30, 2022 or at any postponement or adjournment thereof.If this proxy is properly completed and returned, shares represented by this proxy will be voted as directed by the stockholder.(Continued and to be signed on the reverse side)1. 114475